UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 1, 2022

ALLEGION PUBLIC LIMITED COMPANY

(Exact Name of Registrant as Specified in Charter)

Ireland	001-35971	98-1108930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Block D
Iveagh Court
Harcourt Road
Dublin 2, Ireland	D02 VH94
(Address of Principal Executive Offices)	(Zip Code)

(353)(1) 2546200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.01 per share	ALLE	New York Stock Exchange
3.500% Senior Notes due 2029	ALLE 3 1⁄2	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2022, Allegion plc (the “Company” or “Allegion”) confirmed that, as previously disclosed, David D. Petratis will retire from his role as Executive Chairman of the Board of Directors of the Company (the “Board”) effective December 31, 2022. Mr. Petratis’ retirement from the Board is not the result of any disagreement with the Company or related to any of its operations, policies or practices.

In connection with Mr. Petratis’ retirement from the Board and effective as of January 1, 2023, the size of the Board will decrease from nine to eight members.

Item 8.01	Other Events.

On December 1, 2022, the Board elected independent director Kirk S. Hachigian as its Chairman, effective January 1, 2023. Mr. Hachigian has served as a member of the Board since Allegion became a stand-alone public company in 2013, and currently serves as the Board’s Lead Director. Mr. Hachigian also chairs the Board’s Corporate Governance and Nominating Committee, a role he will retain as Chairman of the Board, together with his memberships on the Board’s Audit and Finance Committee and its Compensation and Human Capital Committee.

On December 5, 2022, the Company issued a press release related to the foregoing, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated December 5, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGION PLC

Date: December 5, 2022	/s/ Jeffrey N. Braun
Name: Jeffrey N. Braun
Title: Secretary